                         SCHEDULE 14-A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                             Act of l934


Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )
Check the appropriate box:
( )  Preliminary Proxy Statement
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to  240.14a-11(c) or  240.14a-12
( ) Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                            COLONIAL COMMERCIAL CORP.
                (Name of Registrant as Specified In Its Charter)

                   James W. Stewart, Executive Vice President
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
(X)  $125 per Exchange Act Rules 0-11(c)(l)(ii), 14a-6(i)(l), or
     14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
( ) $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     l)    Title of each class of securities to which transaction
            applies:
            .......................................................

     2)    Aggregate number of securities to which transaction
           applies:
           ........................................................

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
           ........................................................

     4)    Proposed maximum aggregate value of transaction:
           ........................................................

     5)    Total fee paid:
           ........................................................

( )   Fee paid previously with preliminary materials.
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      l)   Amount Previously Paid:
           ........................

      2)   Form, Schedule or Registration Statement No.:
           ........................

      3)   Filing Party:
           ........................

      4)   Date Filed:
           ........................

                            COLONIAL COMMERCIAL CORP.
                      360l HEMPSTEAD TURNPIKE, SUITE 121-I
                         LEVITTOWN, NEW YORK 11756-1315
                       -----------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 12, 1996
                       -----------------------------------

To the holders of Common Stock and
  Convertible Preferred Stock:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Colonial Commercial Corp. will be held at the Holiday Inn, Rockville Centre, New York on June 12, l996 at l0:30 A.M., local time, for the following purposes:

  l. To elect five Common Stock directors to serve for the term set forth in the accompanying proxy statement.

  2. To elect four Preferred Stock directors to serve for the term set forth in the accompanying proxy statement.

  3. To consider and act upon a proposal to ratify the selection by the Company's Board of Directors of KPMG Peat Marwick LLP as the independent public accountants of the Company for the fiscal year ending December 3l, l996.

  4. To consider and act upon a proposal to adopt the Company's l996 Stock Option Plan, as recommended by the Board of Directors as set forth in Exhibit A to the Proxy Statement.

  5. To transact such other business as may properly come before the meeting or any adjournments thereof.

  Only holders of record of shares of Common Stock and Convertible Preferred Stock at the close of business on April 24, l996 are entitled to notice of and to vote at the meeting. Only holders of shares of Common Stock will be entitled to vote for the election of Common Stock directors, and only holders of Convertible Preferred Stock will be entitled to vote for the election of Preferred Stock directors.

  A proxy statement and proxy form are enclosed herewith. A copy of the Company's Annual Report, including consolidated financial statements, has been mailed to all shareholders with this Notice of Annual Meeting.

                              By Order of the Board of Directors,

                                                    James W. Stewart,
                                                          Secretary
Levittown, New York
April 24, l996
                                    IMPORTANT

You are cordially invited to attend the Annual Meeting. Whether or not you are planning to attend, please sign, date and return the accompanying proxy as soon as possible. A postage-paid, self-addressed envelope is enclosed for your convenience.

                            COLONIAL COMMERCIAL CORP.
                      3601 HEMPSTEAD TURNPIKE, SUITE 121-I
                         LEVITTOWN, NEW YORK 11756-1315
                      ------------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held On June 12, l996
                      ------------------------------------
                                 PROXY STATEMENT
                                 ---------------

  This proxy statement is furnished in connection with the solicitation of proxies, in the form enclosed herewith by the Board of Directors of Colonial Commercial Corp., for use at the Annual Meeting of Shareholders to be held on June 12, l996 at the Holiday Inn, Rockville Centre, New York at l0:30 A.M., or any adjournments thereof. This proxy statement and the enclosed form of proxy have been mailed to shareholders on or about April 29, l996.

  All shares represented by a properly executed, unrevoked proxy received in time for the meeting will be voted in accordance with the directions specified thereon and, as to any other matter properly coming before the meeting (none of which is presently known to the Board of Directors), in accordance with the judgment of the persons designated as proxies. Each proxy given by a shareholder may be revoked by him at any time prior to exercise by written notice to the Secretary of the Company.

  Only holders of Common Stock may vote with respect to the election of Common Stock directors. Any proxy received from a holder of Common Stock on which no direction is specified will be voted in favor of the nominees for election as Common Stock directors listed in this proxy statement.

  Only holders of Convertible Preferred Stock may vote with respect to the election of Preferred Stock directors. Any proxy received from a holder of Convertible Preferred Stock on which no direction is specified will be voted in favor of the nominees for election as Preferred Stock directors listed in this proxy statement.

  Holders of Common Stock and Convertible Preferred Stock both may vote on the ratification of the selection of KPMG Peat Marwick LLP as the Company's independent public accountants and the adoption of the Company's 1996 Stock Option Plan. Any proxy received from a holder of Common Stock and Convertible Preferred Stock on which no direction is specified will be voted in favor of the ratification of the selection of KPMG Peat Marwick LLP as the Company's independent public accountants and the adoption of the Company's 1996 Stock Option Plan.

  The cost of solicitation of proxies will be borne by the Company. Proxies will be solicited personally by the officers, directors or regular employees of the Company, who will not be compensated for such services.

  A copy of the Company's Annual Report, including consolidated financial statements for the fiscal year ended December 3l, l995 has been mailed with this proxy statement to each holder of shares of Common Stock and Convertible Preferred Stock of record at the close of business on April 24, l996, the record date fixed by the Board of Directors for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting.

  On such record date, the Company had 6,774,819 outstanding shares of Common Stock and 8,711,566 shares of Convertible Preferred Stock. Each share of Common Stock is entitled to one vote for the election of Common Stock directors, and each share of Convertible Preferred Stock is entitled to one vote for the election of Convertible Preferred Stock directors. Each share of Common Stock and each share of Convertible Preferred Stock is entitled to one vote on the ratification of the selection of KPMG Peat Marwick LLP as the Company's independent public accountants, the adoption of the Company's 1996 Stock Option Plan and on any other matter which may be properly presented at the meeting. No other securities of the Company are entitled to vote at the meeting. The presence of the meeting in person or proxy, of the holders of one-third of the outstanding shares of Common Stock and one-third of the outstanding shares of Convertible Preferred Stock is necessary to constitute a quorum.

  The current members of the Company's Board of Directors, who have indicated that they intend to vote in favor of all of the Company's proposals, own 1,292,782 shares (17.38%) of Common Stock and 946,298 shares (10.86%) of
Convertible Preferred Stock. (See Security Ownership of Certain Beneficial Owners and Management.)

                             ELECTIONS OF DIRECTORS
                             ----------------------

  The Company's Restated Certificate of Incorporation provides for the Board of Directors to be composed of two classes. One class of four directors is to be elected only by the holders of the Company's Convertible Preferred Stock and the other class of five directors is to be elected only by the holders of the Company's Common Stock. All directors will hold office for one year until the Annual Meeting next following their election and until their respective successors shall be elected and shall qualify.

  Unless authority to vote for the proposed slate of directors or any individual director is withheld, all shares represented by the accompanying proxy received from a holder of Common Stock will be voted for the election of Messrs. Raphael
M. Brackman, Gerald S. Deutsch, Bernard Korn, Carl L. Sussman and James W. Stewart and all shares represented by the accompanying proxy received from a holder of Convertible Preferred Stock will be voted for the election of Messrs. Jack Rose, Ronald Miller, William Koon and Donald K. MacNeill. The Company has no reason to believe that any of the nominees will become unavailable to serve as a director for any reason before the Annual Meeting. However, in the event that any of them shall become unavailable, the persons designated as proxies reserve the right to substitute another person of their choice when voting at the Annual Meeting.

  There are no family relationships among the directors, nominees or executive officers nor any arrangement or understanding between any such director or nominee and any other person pursuant to which any director or nominee was selected as such.

  The following table contains certain information with respect to each nominee for election as a member of the Board. The information as to principal occupation is in each instance based upon information furnished by each person. The term of each director elected at the meeting will expire at the l997 Annual Meeting of Shareholders.



                                                               Year First
                                        Principal              Elected As
       Name                   Age       Occupation             Director

Nominees for
Election as Common
Stock Directors:

Raphael M. Brackman           70        Retired Corporate      l970
                                        Executive

Gerald S. Deutsch             59        Certified Public       l988
                                        Accountant and
                                        Attorney

Bernard Korn                  71        Chairman of the        l964
                                        Board, President
                                        and Chief Executive
                                        Officer of Company





Nominees for                                                    Year First
Election as Common                        Principal             Elected As
Stock Directors:             Age          Occupation            Director

Carl L. Sussman              71           Private Investor         l964

James W. Stewart             49           Executive Vice           l982
                                          President,Treasurer
                                          and Secretary of
                                          the Company

Nominees for
Election as Convertible
Preferred Stock Directors:

Jack Rose                    77           Private Investor         l983

Ronald Miller                52           Partner, Miller          l983
                                          & Hearn, Attorneys

William Koon                 66           President, Lord's        l983
                                          Enterprises, Grain
                                          Merchants

Donald K. MacNeill           74           Retired Corporate        l988
                                          Executive


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth, as of April 24, l996, information with respect to equity ownership by directors of the Company, holders of over 5% of a class stock and of directors and officers of the Company as a group.


                           Common Stock**       Convertible Preferred Stock
                        ----------------------  ---------------------------
                        Amount and                Amount and
                        Nature of                 Nature of
Name of Beneficial      Beneficial      Percent   Beneficial      Percent
      Owner             Ownership*     of Class   Ownership       of Class
- --------------------    -----------    ---------  -----------     --------
Bernard Korn........    552,805(1)(6)   7.43 %     587,472         6.74%
Carl L. Sussman.....    259,087(2)(6)   3.48 %       -               -
Raphael M. Brackman.     48,000(6)       (5)         -              (5)
Gerald S.Deutsch....     27,500(6)       (5)         -              (5)
Jack Rose...........    113,480(6)      1.53 %     266,089         3.05%
James W.Stewart.....    120,000(6)      1.61 %       -               -
Ronald Miller.......     27,500(3)(6)    (5)        27,939          (5)
William Koon........     74,410(4)(6)   1.00 %      64,798           -
Donald K. MacNeill..     70,000          (5)         -              (5)
Estate of Jack Farber   497,670(1)      6.69 %     758,915(1)      8.71%

All directors and
officers as a group   1,292,782        17.38 %     946,298        10.86%


  *For the purposes of this table, "Beneficial Ownership" is defined as set forth in rule l3d-3 under the Securities Exchange Act of l934, as amended. Except as set forth in the following notes, each person listed in the table has sole voting and sole investment power with respect to the shares of Common Stock listed in the table.

 **The shares of Common Stock listed in the table do not reflect the conversion of the Company's Convertible Preferred Stock. If all of such Convertible Preferred Stock were to be converted, the percentage of ownership of Mr. Korn, the Estate of Jack Farber and all directors and officers as a group would be 7.06%, 7.78% and 13.87%, respectively.

(1) If only the Farber Estate were to convert its Convertible Preferred Stock into Common Stock, its percentage of ownership of Common Stock would be 15.33%. If only Mr. Korn were to convert his Convertible Preferred Stock, his percentage of ownership of Common Stock would be 14.21%.

(2) Includes 32,650 shares of Common Stock owned by Mr. Sussman's wife, of which shares Mr. Sussman disclaims beneficial ownership.

(3) Includes 24,015 shares of Convertible Preferred Stock owned by Mr. Miller's wife, of which shares Mr. Miller disclaims beneficial ownership.

(4) Includes 44,500 shares of Common Stock and 33,500 shares of Convertible Preferred Stock owned by Mr. Koon's wife, of which shares Mr. Koon disclaims beneficial ownership.

(5) Messrs. Brackman, Deutsch, Miller and MacNeill each are the beneficial owners of less than one percent of the Company's outstanding securities, excluding securities held by, or for the account of, the Company or its subsidiaries, plus securities deemed outstanding pursuant to Rule l3d-(3)-(d)(l) of the Exchange Act. As a result, their respective percentages of ownership have not been disclosed.

(6)  Includes 310,000, 100,000, 45,000, 70,000 and 27,500 common shares subject to options which are exercisable within 60 days held by Messrs. Korn, Stewart, Brackman, MacNeill and Deutsch, respectively, and 27,500 common shares, subject to options, which are exercisable within 60 days held by each of Messrs. Sussman, Koon, Rose and Miller and 662,500 common shares subject to options, which are exercisable within 60 days held by all directors and officers as a group.

Additional Information Concerning Members of the Board of Directors

   Certain Company officers and directors also serve as officers and directors of certain subsidiaries of the Company.

   In l99l, Mr. Korn paid approximately $l20,000 in disgorgement of profit, interest and penalties, and agreed to the entry against him of a permanent injunction which enjoins him from violating Sections l0(b) and l4(e) of the Securities Exchange Act of l934 (the " '34 Act") to settle allegations which were brought against him by the Securities and Exchange Commission ("SEC") and which Mr. Korn did not admit or deny. The SEC alleged that Mr. Korn had violated the federal securities laws in relation to trading in securities of an unrelated company which the SEC claimed that Mr. Korn had reason to know was the subject of a tender offer. Mr. Korn was not a director or officer of this company. In l992, Mr. Korn pleaded guilty on the same facts to one count of violating Section l4(e) of the '34 Act and Rule l4e-3 thereunder. Section l4(e) of the '34 Act and Rule l4e-3 thereunder in essence prohibit a person from trading in securities of a company which he has reason to know is subject to a tender offer, even if the person has no duty to the company to keep its information confidential.

Information Concerning Operation of the Board of Directors

  During the year ended December 3l, l995, the Board of Directors had four meetings. All of the directors were present at all of such meetings during the period they served as directors.

  Colonial Commercial Corp. has an Audit Committee, a Convertible
Preferred Stock Directors Nominating Committee and Common Stock
Directors Nominating Committee.

  The members of the Audit Committee are Messrs. Ronald Miller (Chairman), Jack Rose, William Koon and Carl L. Sussman. This committee, which met once during l995, is responsible for meeting with Colonial Commercial Corp.'s independent accountants to review the proposed scope of the annual audit of Colonial Commercial Corp.'s books and records, reviewing the findings of the independent accountants upon completion of the annual audit,and reporting to the Board of Directors with respect to its meeting with the independent accountants.

  The members of the Convertible Preferred Stock Directors Nominating Committee are Messrs. Jack Rose (Chairman), Ronald Miller and William Koon. This committee met once during l995 and is responsible for recommending to the Board of Directors, the names of qualified persons to be nominated for election as directors of Colonial Commercial Corp. who are to be elected by the holders of the Convertible Preferred Stock.

  The members of the Common Stock Directors Nominating Committee are Messrs. Korn, Sussman and Stewart. This committee met once during l995 and is responsible for recommending to the Board of Directors, the names of qualified persons to be nominated for election as directors of Colonial Commercial Corp. who are to be elected by the holders of the Common Stock.

Executive Officers of the Company

  The names, ages and positions of the Company's executive officers are listed below, along with a brief account of their business experience during the last five years. Officers are appointed annually by the Board of Directors at its first meeting following the Annual Meeting of Shareholders and from time to time at the pleasure of the Board. There are no family relationships among these officers, nor any arrangement or understanding between any such officers and any other person pursuant to which any of such officers were selected as executive officers.


                                               Business Experience During
     Name, Age and Position                          Past Five Years

Bernard Korn, 71                               From prior to January l990 to
 Chairman of the Board, President,             present, President, Chairman
 Chief Executive Officer                       of the Board and Chief Exec-
                                               utive Officer of the Company

James W. Stewart, 49                           From prior to January l990,
 Executive Vice President,                     Executive Vice President and
 Treasurer, Secretary                          Treasurer of the Company.
                                               Since December 31, 1993,
                                               Secretary of the Company.


Executive Compensation

  The following table sets forth information about compensation paid or accrued by the Company during the fiscal years ended December 3l, l995, l994 and l993 to the Company's Chief Executive Officer, James W. Stewart and Paul Selden, the only officers of the Company and its subsidiaries whose compensation exceeded $100,000.


                           SUMMARY COMPENSATION TABLE
                                                          Long Term
                            Annual Compensation           Compensation

                                                             Stock
Name and Principal                     Salary    Bonus      Options
    Position                Year        ($)       ($)          #

Bernard Korn
Chairman of the Board,      l995       228,846     -              -
President, Chief Executive  l994       200,000     -           200,000
Officer and Director        l993       200,000     -           ll0,000

James W. Stewart
Executive Vice President,   l995       135,192     -              -
Treasurer, Secretary        l994       ll5,000     -            35,000
and Director                l993       ll5,000     -            65,000

Paul Selden
President                   1995       124,000    61,900        50,000
Atlantic Hardware and
Supply Corporation


Aggregated Option Exercises in Last Fiscal Year and
Fiscal Year-End Option Values

   The following table sets forth information concerning the value of unexercised stock options at the end of the l995 fiscal year for the persons named in the Summary Compensation Table.


                                                              Value of
                                             Number of       Unexercised
                                            Unexercised      In-The-Money
                                            Options at        Options at
                Shares                       Fiscal            Fiscal
               Acquired On     Value         Year-End         Year-End
               Exercise       Realized     Exercisable/      Exercisable/
                 (#)            ($)        Unexercisable     Unexercisable

Bernard Korn      -0-            -0-         310,000/0        $13,875/0
James W.Stewart   -0-            -0-         l00,000/0        $ 3,000/0
Paul Selden       -0-            -0-          50,000/0        $     0/0


   Mr. Korn is employed pursuant to an employment agreement (the "Agreement"), expiring December 31, 1998 at a compensation of $444,528 annually for the period ending June 30, l996 and increasing annually thereafter in accordance with cost of living increases. Mr. Korn has voluntarily waived $215,682 of compensation in l995 and has agreed to limit his total annual compensation to $250,000 for fiscal years l996, 1997 and 1998. In the event of Mr. Korn's death, the agreement provides for continued compensation payments for a period of one year, as well as a widow's benefit of $5,000. In the event of Mr. Korn's disability, he will receive compensation for the balance of the term of the agreement at the rate of compensation then in effect.

  Mr. Stewart is employed pursuant to an employment agreement expiring December 3l, l998 at a compensation of $l50,000 annually.

  Since the Company's acquisition of Atlantic Hardware and Supply Corporation on May 19, 1995, Mr. Selden has been employed pursuant to an employment agreement (the "Agreement") expiring December 31, 1997 at a compensation of $200,000 annually. The agreement also provides for additional incentive compensation based upon a percentage of the earnings, as defined, of Atlantic Hardware and Supply Corporation.

  The Company paid Mr. Deutsch an aggregate of $35,000 for fees for professional services rendered to the Company and its subsidiaries during l995.

  Since October 25, l995, members of the Board of Directors, other than those employed by the Company or its subsidiaries, receive a fee of $1,000 for each meeting of the Board attended, limited to $4,000 per annum, in addition to an annual retainer of $8,000.

BOARD OF DIRECTORS PROPOSAL RELATING TO THE 1996 STOCK OPTION PLAN

     On March 22, l996, the Board determined that it was in order for the Company to adopt a new Stock Option Plan, in order to make options available to additional key employees and others who render services to the Company. Accordingly, the Board adopted the l996 Stock Option Plan (the "l996 Plan") and the Board recommends to the shareholders that the l996 Plan be approved.

Summary of the l996 Plan

     The Company may grant to its officers, key employees and others who render services to the Company, options to purchase ("Options") up to l,000,000 of the Company's Common Shares at a price which may not be less than the fair market value per share in the case of incentive stock options or 85% of fair market value in the case of non-statutory options for such stock on the date of the granting of the Option. Payment of this price shall be made in cash, with the consent of the Board, in whole or in part, in Common Shares or with a full recourse interest bearing promissory note of the Optionee secured by a pledge of the shares received upon exercise of such option. (The market value of a Common Share on April 19, 1996, was $.41.) If an option granted under the l996 Plan shall expire, terminate or be cancelled for any reason without being exercised in full, the corresponding number of unpurchased shares shall again be available for the purposes of the l996 Plan. Options may be granted in the form of incentive stock options or options which do not qualify for treatment as incentive stock options.

     The l996 Plan will be administered by the Board of Directors ("Board"). The Board determines the persons who are to be granted Options based upon the contribution of such persons to the management and growth of the Company. No option may be exercised after the expiration of ten years from the date of grant. No option may be granted under the l996 Plan after December 3l, 2005.

     Incentive stock options are also subject to the following limitations: (i) the aggregate fair market value of Common Shares, with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year, may not exceed $l00,000 and any excess shall be considered a non-statutory option (ii) if the individual to whom the incentive stock options were granted is considered as owning stock possessing more than l0% of the total combined voting power of all classes of stock of the Company, then (A) the option price at the time of grant may not be less than ll0% of the fair market value per share for such stock and (B) the option period must be no more than five years from the date of grant.

     The Board, upon the granting of any Option, will determine how such Option will be exercisable.

     An individual whose employment terminates by reason other than death may generally exercise an Option within a period determined by the Board (within 89 days of termination, if an incentive stock option), or if termination is by reason of death, within the twelve month period after such termination, and only if, and to the extent that, such Option was exercisable at the date of termination of employment.

     The Board may, at any time, alter, suspend or terminate the l996 Plan, except that the Board may not, without further approval of the shareholders (l) increase the maximum number of shares for which Options may be granted under the l996 Plan or which may be acquired by the individual employee (2) decrease the minimum purchase price for Common Shares to be issued upon exercise of Options or (3) change the class of persons eligible to receive Options. Except in limited circumstances, the Board may not make any change which would have a material adverse effect upon any Option previously granted unless the consent of the Optionee is obtained. However, no person may be divested of ownership of shares already issued under the l996 Plan.

     The foregoing summary of the l996 Plan is qualified in its entirety by and reference is hereby made to the l996 Plan, a copy of which is attached hereto as Exhibit A to this Proxy Statement.

Federal Income Tax Consequences of the l996 Plan

     The grant or exercise of an incentive stock option will not generally cause recognition of income by the Optionee; however, the amount by which the fair market value of a Common Share at the time of exercise of an incentive stock option exceeds the option price, is a "tax preference item" for purposes of the alternative minimum tax. In the event of a sale of the shares received upon exercise of an incentive stock option more than two years from the date of grant and more than one year from the date of exercise, any appreciation of the shares received above the exercise price should qualify as long-term capital gain. However, if shares acquired pursuant to the exercise of an incentive stock option are sold by the Optionee before the completion of such holding periods so much of the gain as does not exceed the difference between the option price and the lesser of the fair market value of the shares at the date of exercise or the fair market value at the date of disposition will be taxable as ordinary income for the taxable year in which the sale occurs. Any additional gain realized on the sale should qualify as a capital gain.

     The grant of an Option that is not an incentive stock option (a "non-statutory option") should not result in recognition of income by the Optionee. Upon exercise of a non-statutory option by an employee, the excess of the fair market value of the shares on the exercise date over the option price should be considered compensation taxable as ordinary income to the employee. If the optionee is subject to the restrictions of Section l6(b), income will be recognized at the time the restrictions lapse and should be measured by the excess of the fair market value of the shares at such time over the option price unless the optionee elects to be taxed at the time of exercise. In the event of a sale of the shares, any appreciation after the date of exercise or lapse of the restrictions of Section l6(b), as the case may be, should qualify as capital gain.

     The Company will be entitled to a deduction for Federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the employee. If the holding period requirements outlined above in connection with an incentive stock option are satisfied, no deduction will be available to the Company.

     Adoption of the l996 Plan requires the affirmative vote of the holders of not less than a majority of the votes of the Common Shares and the Convertible Preferred Shares outstanding and entitled to vote at the annual meeting, voting together as a single class.

     The Board of Directors recommends a vote FOR the approval of the Company's l996 Stock Option Plan.

                    RATIFICATION OF SELECTION OF ACCOUNTANTS

  There will be presented to the meeting for ratification the selection by the Company's Board of Directors of KPMG Peat Marwick LLP, One Jericho Plaza, Jericho, New York 11753 as independent public accountants for the Company for the fiscal year ending December 31, 1996. That firm, which has served the Company in such capacity since the Company's inception in 1964, has no other relationship with the Company or its subsidiaries. Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting and will be provided an opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions raised at the Annual Meeting.

  The affirmative vote of the holders of a majority of the shares of Common Stock and Convertible Preferred Stock of the Company, voting together in person or by proxy, as one class, is required to ratify such selection.

  Services rendered by KPMG Peat Marwick LLP during the year ended December 31, 1995 related mainly to the audit function (which function included the examination of the annual consolidated financial statements and consultation in connection with the Company's filing of reports with the Securities and Exchange Commission).

  The Board of Directors recommends a vote FOR the ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the fiscal year ending December 31, 1996.

                 SHAREHOLDERS PROPOSALS FOR 1997 ANNUAL MEETING

  Any shareholder proposal intended to be presented at the Company's l997 Annual Meeting must be received by the Secretary of the Company, 360l Hempstead Turnpike, Suite l2l-I, Levittown, New York ll756-l3l5, no later than January 5, l997 in order to be considered for inclusion in the proxy statement and form of proxy for such meeting.

                                  OTHER MATTERS

  Management of the Company knows of no matters to be presented at the Annual Meeting other than the matters set forth in this proxy statement. However, if any other matters properly come before the meeting, the persons designated as proxies intend to vote such proxies in accordance with their best judgement.

                              By Order of the Board of Directors,

                                        James W. Stewart,
                                                Secretary
Levittown, New York
April 24, l996

                                                EXHIBIT A


                            COLONIAL COMMERCIAL CORP.

                             1996 STOCK OPTION PLAN


     There is hereby established a l996 Stock Option Plan (the "Plan"). The Plan provides for the grant to certain employees and others who render services to Colonial Commercial Corp., or of a subsidiary thereof, of options to purchase shares ("Options") of Common Stock of Colonial Commercial Corp.

     The term "Company", as used in the Plan, shall include Colonial Commercial Corp. and any present or future subsidiary thereof.

     It is intended that certain of the Options will constitute Incentive Stock Options within the meaning of Section 422 of the Internal Revenue Code ("ISOs"), and the remainder of the Options will constitute Nonstatutory options ("NSOs"). The Board of Directors ("Board") shall determine which Options are to be ISOs and which are to be NSOs and shall enter into option agreements with the recipients accordingly.

     l. Purpose: The purpose of the Plan is to provide additional incentive to the officers, employees and others who render services to the Company, who are primarily responsible for the management and growth of the Company, or otherwise materially contribute to the conduct and direction of its business, operations and affairs, in order to strengthen their desire to remain in the employ of the Company, stimulate their efforts on behalf of the Company and to retain and attract persons of competence, and, by encouraging ownership of a stock interest in Colonial Commercial Corp., to gain for the organization the advantages inherent in employees and others who render services to the Company having a sense of proprietorship.

     2. The Stock: The aggregate number of shares of stock which may be issued, transferred or sold upon the exercise of Options granted under the Plan shall not, except as such number may be adjusted in accordance with paragraph (f) of
Article 5 hereof, exceed 1,000,000 shares of Common Stock of Colonial Commercial Corp. ("Common Stock") which may be either authorized and unissued shares or issued shares reacquired by Colonial Commercial Corp. Notwithstanding the above limitation, if any Option granted under the Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, the corresponding number of unpurchased shares shall again be available for the purposes of the Plan.

     3. Employees. The term "employees" as used in the Plan, shall mean officers and other employees of the Company (including officers and other employees who are also directors) within the classes referred to in Article 1 hereof.

     4.  Eligibility:

         (a) Options may be granted to such employees of (or, in the case of NSOs only, to others who render services to) the Company or its subsidiaries or parent as the Board shall select from time to time (the "Optionees"),. The terms "subsidiary" and "parent" as used in the Plan shall have the respective meanings set forth in sections 424 (f) and (e) of the Internal Revenue Code.

         (b)  An Optionee may hold more than one Option.

     5.  General Terms of Options:

         (a) Option Price. The price or prices per share of Common Stock to be sold pursuant to an Option (the "exercise price") shall be such as shall be fixed by the Board but shall in any case not be less than:

             (i) the fair market value per share for such Common Stock on the date of grant in the case of ISOs other than to a 10% Shareholder,

            (ii) 110% of the fair market value per share for such Common Stock on the date of grant in the case of ISOs to a 10% Shareholder, and

           (iii) 85% of the fair market value on the date of grant in the case of NSOs.

              A "10% Shareholder" means an individual who within the meaning of
Section 422(b)(6) of the Internal Revenue Code of 1986, as amended, ("the Code") owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of its parent or any subsidiary corporation.

         (b) Number of Options which may be Granted to, and Number of Shares which may be Acquired by Employees. The Board may grant more than one Option to an individual during the life of the Plan and, subject to the requirements of
Section 422 of the Code, with respect to incentive stock options, such Option may be in addition to, in tandem with, or in substitution for, Options previously granted under the Plan or of another corporation and assumed by Colonial Commercial Corp.

               The Board may permit the voluntary surrender of all or a portion of any Option granted under the Plan to be conditioned upon the granting to the employee of a new Option for the same or a different number of shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such employee. Such new Option shall be exercisable at the price, during the period, and in accordance with any other terms or conditions specified by the Board at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered.

                                      -A-2

         (c) Period of Grant of Options. Options under the Plan may be granted at any time after the Plan has been approved by the shareholders of Colonial Commercial Corp. However, no Option shall be granted under the Plan after December 31, 2005.

         (d) Option Agreement. The Company shall effect the grant of Options under the Plan, in accordance with determination made by the Board, by execution of instruments in writing in a form approved by the Board. Each Option shall contain such terms and conditions (which need not be the same for all Options, whether granted at the time or at different times) as the Board shall deem to be appropriate and not inconsistent with the provisions of the Plan, and such terms and conditions shall be agreed to in writing by the Optionee.

         (e) Non-Transferability of Option. No Option granted under the Plan to an Optionee shall be transferable by the Optionee or otherwise than by will or by the laws of descent and distribution and during the Optionee's lifetime, such Option shall be exercisable only by such Optionee.

         (f) Effect of Change in Common Stock. In the event of a reorganization, recapitalization, liquidation, stock split, stock dividend, combination of shares, merger or consolidation, or the sale, conveyance, lease or other transfer by Colonial Commercial Corp. of all or substantially all of its property, or any other change in the corporate structure or shares of Colonial Commercial Corp. pursuant to any of which events the then outstanding shares of the Common Stock are split up or combined or changed into, become exchangeable at the holder's election for, or entitle the holder thereof to other shares of stock, or in the case of any other transaction described in Section 24(a) of the Code, the Board may change the number and kind of shares available under the Plan and any outstanding Option (including substitution of shares of another corporation) and the price of any Option and the fair market value determined under paragraph (h) of this Article 5 hereof in such manner as it shall deem equitable. Options granted under the Plan shall contain such provisions as are consistent with the foregoing with respect to adjustments to be made in the number and kind of shares covered thereby and in the option price per share in the event of any such change.

         (g) Optionees not Shareholders. An Optionee or a legal representative thereof shall have none of the rights of a shareholder with respect to shares subject to Options until such shares shall be issued upon exercise of the Option.

         (h) Not an Employment Contract. Nothing in the Plan or in any Option or stock option agreement shall confer on any Optionee any right to continue in the service of the Company or any parent or subsidiary of the Company or interfere with the right of the Company to terminate such Optionee's employment or other services at any time.

         (i) Fair Market Value. As used in the Plan, the term "fair market value" shall mean as of any date:

              (i) if the Common Stock is not traded on any over-the-counter market or on a national securities exchange, the value determined by the Board using the best available facts and circumstances,

             (ii) if the Common Stock is traded in the over-the-counter market, based on most recent closing prices for the Common Stock on the date the calculation thereof shall be made, or

            (iii) if the Common Stock is listed on a national securities exchange, based on the most recent closing prices for the Common Stock of the Company on such exchange.

         (j) Types of Options. Options granted under the Plan shall be in the form of (i) incentive stock options as defined in Section 422 of the Code, or
(ii) options not qualifying under such Section, or both, in the discretion of the Board. The status of each option shall be identified in the Option Agreement.

     6.  Other:

         (a) Option Exercises. Options shall be exercised by submitting to the Company a signed copy of the notice of exercise in a form to be supplied by the Company. The exercise of an Option shall be effective on the date on which the Company receives such notice at its principal corporation offices. The Company may cancel such exercise in the event that payment is not effected in full, subject to the terms of Section 6(e) below.

         (b) Period of Option Vesting. The Committee shall determine for each Option the period during which such Option shall be exercisable in whole or in part, provided that no ISO to a 10% Shareholder shall be exercisable more than five years after the date of grant.

         (c) Special Rule for ISOs. The aggregate fair market value (determined at the time the ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the optionee ("Optionee") during any calendar year (under all such plans of the Company, its parent or subsidiary) shall not exceed $100,000, and any excess shall be considered an NSO.

         (d)  Effect of Termination of Employment.

              (i) The Committee shall determine for each Option the extent, if any, to which such Option shall be exercisable in the event of the termination of the Optionee's employment with or rendering of other Services to the Company.

             (ii) However, any such Option which is an ISO shall in all events lapse unless exercised by the Optionee:

                  (A) prior to the 89th day after the date on which employment terminated, if termination was other than by reason of death; and

                  (B) within a twelve-month period next succeeding the death of the Optionee, if termination is by reason of death.

            (iii) The Board shall have the right, at any time, and from time to time, with the consent of the Optionee, to modify the lapse date of an Option and to convert an ISO into an NSO to the extent that such modification in lapse date increases the life of the ISO beyond the dates set forth above or beyond dates otherwise permissible for an ISO.

          (e) Payment for Shares of Common Stock. Upon exercise of an Option, the Optionee shall make full payment of the Option Price:

               (i) in cash or,

              (ii) with the consent of the Board and to the extent permitted by it:

                   (A) with Common Stock of the Company valued at fair market value on date of exercise, but only if held by the Optionee for a period of time sufficient to prevent a pyramid exercise that would create a charge to the Company's earnings,

                   (B) with a full recourse interest bearing promissory note of the Optionee, secured by a pledge of the shares of Common Stock received upon exercise of such Option, and having such other terms and conditions as determined by the Committee,

                   (C) by delivering a properly executed exercise notice together with irrevocable instructions to a broker to sell shares acquired upon exercise of the Option and promptly to deliver to the Company a portion of the proceeds thereof equal to the exercise price, or

                   (D)  any combination or any of the foregoing.

     7.  Withholding Taxes:

         (a) In the case of shares that an Optionee receives pursuant to his exercise of an Option, the Company shall have the right to withhold from any salary, wages, or other compensation for services payable by the Company to such Optionee amounts sufficient to satisfy any withholding tax liability attributable to such Optionee's receipt of such shares. The Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy any Federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, the Company may, in its sole discretion from time to time, issue or transfer such shares of Common Stock net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

         (b) In the case of shares that an Optionee receives pursuant to his exercise of an ISO, if such Optionee disposes of such shares within two years from the date of the granting of the ISO or within one year after the transfer of such shares to him, the Company shall have the right to withhold from any salary, wages, or other compensation for services payable by the Company to such Optionee amounts sufficient to satisfy any withholding tax liability attributable to such disposition.

         (c) In the case of a disposition described in section 7(b) above, the Optionee shall give written notice to the Company of such disposition within 30 days following the disposition, which notice shall include such information as the Company may reasonably request to effectuate the provisions hereof.

     8. Agreements and Representations of Optionees: As a condition to the exercise of an Option, unless counsel to the Company opines that it is not necessary under the Securities Act of l933, as amended, and the pertinent rules thereunder, as the same are then in effect, the Optionee shall represent in writing that the shares being purchased are being purchased only for investment and without any present intent at the time of the acquisition of such shares to sell or otherwise dispose of the same.

     9. Administration of the Plan: The Plan shall be administered by the Board of Directors of Colonial Commercial Corp.

         In addition to the Board's discretionary authority set forth in other Articles hereof, the Board is authorized to establish such rules and regulations for the proper administration of the Plan as it may deem advisable and not inconsistent with the provisions of the Plan. Unless otherwise determined by the Board, all questions arising under the Plan or under any rule or regulation with respect to the Plan adopted by the Board, whether such questions involve an interpretation of the Plan or otherwise, shall be decided by the Board, and its decisions shall be conclusive and binding in all cases.

         The Board shall determine the persons to whom Options under the Plan are to be granted and the number of shares to be covered by each Option granted. In selecting the individuals to whom Options shall be granted, as well as in determining the number of shares subject to each Option, the Board shall consider the positions and responsibilities of the persons being considered, the nature of the services and accomplishments of each, the value to the Company of their services, their present and potential contribution to the success of the Company, the anticipated number of years of service remaining, and such other factors as the Board may deem relevant.

       10.  Amendment and Discontinuance of the Plan:

             (a) The Board of Directors of Colonial Commercial Corp. may at any time alter, suspend or terminate the Plan, but, except in accordance with the provisions of paragraph (f) of Article 5 and Article 11 hereof, no change shall be made which will have a material adverse effect upon any Option previously granted, unless the consent of the Optionee is obtained; provided, however, that except in the case of adjustment made pursuant to paragraph (f) of Article 5 hereof, the Board may not, without further approval of the stockholders, (i) increase the maximum number of shares for which Options may be granted under the Plan or which may be purchased by any individual Optionee (ii) decrease the minimum Option Price provided in the Plan, or (iii) change the class of persons eligible to receive Options.

            (b) Notwithstanding the foregoing provisions of this Article 10, except as may otherwise be provided herein, no person may be divested of the ownership of Common Stock previously issued, sold or transferred under the Plan.

       11. Other Conditions: If at any time counsel to Colonial Commercial Corp. shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option granted under the Plan is or may in the circumstances be unlawful under the statutes, rules or regulations of any applicable jurisdiction, Colonial Commercial Corp. shall have no obligation to make such sale or delivery, and Colonial Commercial Corp. shall not be required to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933 or otherwise with respect to shares of stock or Options under the Plan. The right to exercise any such Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful.

            Upon termination of any period of suspension under this Article 11, any Option affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available upon exercise of the option before such suspension and as to shares which would otherwise have become available for purchase during the period of such suspension, but no suspension shall extend any Option Period.

             At the time of any grant or exercise of any Option, Colonial Commercial Corp. may, if it shall deem it necessary or desirable for any reason connected with any law or regulation of any governmental authority relative to the regulation of securities, condition the grant and/or exercise of such Option upon the Optionee making certain representations to Colonial Commercial Corp. and the satisfaction of Colonial Commercial corp. with the correctness of such representations.

        12. Approval; Effective Date: The Plan shall become effective upon the approval by the shareholders of Colonial
Commercial Corp. at the Annual Meeting of shareholders to be held on June 12, 1996.
                                       A-7

Front Side of Common Stock Proxy Card
- ----------------------------------------------------------------------

                            COLONIAL COMMERCIAL CORP

                                  COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints Bernard Korn, James W. Stewart and Donald
K. MacNeill, and each of them jointly and severally, proxies, with full power of substitution and revocation, to vote on behalf of the undersigned all shares of Common Stock of Colonial Commercial Corp. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on June 12, l996 or any adjournments thereof.


                         (To be Signed on Reverse Side)

                                                          See
                                                        Reverse
                                                          Side
- ----------------------------------------------------------------------

Back Side of Common Stock Proxy Card
- ----------------------------------------------------------------------

                                             2.Proposal to ratify the
    Please mark your                           selection of KPMG Peat
X   votes as in this                           Marwick as independent
- --  example.                                   public accountants of
                                               the Company for the
                               Nominees        fiscal year ending
                                  For          December 31, 1996.
                                Common
                                Stock          FOR  AGAINST  ABSTAIN
              FOR   WITHHELD   Directors:
l.Election                  Raphael M.Brackman  ----  ----   ------
     of       ---   ----    Gerald S. Deutsch 3.Proposal to adopt the
  Directors:                Bernard Korn        Company's 1996 Stock
                            James W. Stewart    Option Plan.
For,except vote withheld    Carl L. Sussman
from the following                            FOR   AGAINST  ABSTAIN
nominee(s):
                                              ----   -----    -----
- --------------

                                              4.In their discretion, the proxies
                                                are authorized to vote upon such
                                                other business as may properly
                                                come before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF MESSRS. BRACKMAN, DEUTSCH, KORN, STEWART AND SUSSMAN AND THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK, AND TO ADOPT THE COMPANY'S 1996 STOCK OPTION PLAN.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.





SIGNATURES              DATE         SIGNATURES              DATE
           ------------      -------            ------------      -----
Note: Please sign exactly as ownership appears on this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

- --------------------------------------------------------------------------

Front Side of Convertible Preferred Stock Proxy Card

- -------------------------------------------------------------------------------

                            COLONIAL COMMERCIAL CORP.

                                 PREFERRED STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints Bernard Korn, James W. Stewart and Donald
K. MacNeill, and each of them, jointly and severally, proxies, with full power of substitution and revocation, to vote on behalf of the undersigned all shares of Convertible Preferred Stock of Colonial Commercial Corp. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on June 12, l996 or any adjournments thereof.


                         (To be Signed on Reverse Side)


                                                                See
                                                               Reverse
                                                                Side
- ---------------------------------------------------------------------------

Back Side of Preferred Stock Proxy Card
- ---------------------------------------------------------------------------

                                             2.Proposal to ratify the
    Please mark your                           selection of KPMG Peat
X   votes as in this                           Marwick as independent
- --  example.                                   public accountants of
                                               the Company for the
                                Nominees       fiscal year ending
                                   For         December 31, 1996.
                                Preferred
                                 Stock         FOR  AGAINST  ABSTAIN
              FOR   WITHHELD   Directors:
l.Election                    William Koon     ----  -----    -----
  of          ---    ----   Ronald Miller   3.Proposal to adopt the
  Directors:                   Jack Rose      Company's 1996 Stock
                            Donald K.MacNeill  Option Plan.
For,except vote withheld
from the following                             FOR   AGAINST  ABSTAIN
nominee(s):
- -------------------------                      ----   -----    -----
                                              4.In their discretion, the proxies
                                                are authorized to vote upon such
                                                other business as may properly
                                                come before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF MESSRS. KOON, MILLER, ROSE AND MACNEILL AND THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK, AND TO ADOPT THE COMPANY'S 1996 STOCK OPTION PLAN.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.





SIGNATURES             DATE       SIGNATURES             DATE
           -----------      ------          ------------      -------
Note: Please sign exactly as ownership appears on this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

- -------------------------------------------------------------------------------